Exhibit 99.2

FNB Corporation

CONSOLIDATED BALANCE SHEET

FNB Corporation and subsidiaries

September 30, 2007

In thousands, except share and per share data

(Unaudited)

ASSETS
Cash and due from banks	$29,333
Federal funds sold	42,800

Cash and cash equivalents	72,133
Securities available-for-sale, at fair value	207,643
Securities held-to-maturity, at amortized cost (fair value approximated $1,231)	1,233
Other investments at cost	8,341
Mortgage loans held for sale	8,577
Loans, net of unearned income	1,119,726
Less allowance for loan losses	11,634

Loans, net	1,108,092

Bank premises and equipment, net	27,993
Other real estate owned	973
Goodwill	44,473
Core deposit intangibles	2,321
Other assets	33,935

Total assets	$1,515,714

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	$150,038
Interest-bearing demand and savings deposits	461,352
Time deposits	455,614
Certificates of deposit of $100,000 and over	193,201

Total deposits	1,260,205

FHLB advances	52,399
Trust preferred	12,372
Other borrowings	1,237
Other liabilities	8,684

Total liabilities	1,334,897

Shareholders’ equity:
Common stock, $5.00 par value. Authorized 25,000,000 shares; issued and outstanding 7,373,657 shares	36,868
Surplus	84,753
Retained earnings	60,696
Accumulated other comprehensive income (loss)	(1,500)

Total shareholders’ equity	180,817

Total liabilities and shareholders’ equity	$1,515,714

See accompanying notes to consolidated financial statements.

CONSOLIDATED BALANCE SHEET

FNB Corporation and subsidiaries

December 31, 2006

In thousands, except share and per share data

ASSETS
Cash and due from banks	$36,877
Federal funds sold	10,600

Cash and cash equivalents	47,477
Securities available-for-sale, at fair value	178,821
Securities held-to-maturity, at amortized cost (fair value approximated $1,585)	1,583
Other investments at cost	9,075
Mortgage loans held for sale	18,489
Loans, net of unearned income	1,170,073
Less allowance for loan losses	13,920

Loans, net	1,156,153

Bank premises and equipment, net	26,194
Other real estate owned	637
Goodwill	44,473
Core deposit intangibles	2,996
Other assets	32,817

Total assets	$1,518,715

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	$158,464
Interest-bearing demand and savings deposits	447,928
Time deposits	469,232
Certificates of deposit of $100,000 and over	187,358

Total deposits	1,262,982

FHLB advances	62,634
Trust preferred	12,372
Other borrowings	45
Other liabilities	7,265

Total liabilities	1,345,298

Shareholders’ equity:
Common stock, $5.00 par value. Authorized 25,000,000 shares; issued and outstanding 7,348,823 shares	36,744
Surplus	84,212
Retained earnings	53,545
Accumulated other comprehensive income (loss)	(1,084)

Total shareholders’ equity	173,417

Total liabilities and shareholders’ equity	$1,518,715

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FNB Corporation and subsidiaries

Three and Nine Months Ended September 30, 2007 and 2006

In thousands, except share and per share data

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Interest income:
Interest and fees on loans	$21,328	21,499	64,327	62,253
Interest on securities:
Taxable	2,685	2,544	7,722	6,760
Nontaxable	153	76	313	252
Interest on federal funds sold and short term investments	875	284	2,314	718

Total interest income	25,041	24,403	74,676	69,983

Interest expense:
Deposits	10,725	9,372	31,346	25,676
Federal funds purchased and securities sold under agreements to repurchase	11	25	25	81
Debt	963	1,166	2,800	3,537

Total interest expense	11,699	10,563	34,171	29,294

Net interest income	13,342	13,840	40,505	40,689
Provision for loan losses	1,623	354	2,301	1,341

Net interest income after provision for loan losses	11,719	13,486	38,204	39,348
Noninterest income:
Service charges on deposit accounts	1,290	1,308	3,798	4,361
Origination fees on loans sold	722	910	2,013	2,488
Other service charges and fees	606	522	1,795	1,658
Trust/investment product sales revenue	329	317	1,091	1,107
Other income	551	758	1,852	1,974
Securities gains (losses), net	—	—	—	25

Total noninterest income	3,498	3,815	10,549	11,613

Noninterest expense:
Salaries and employee benefits	$5,456	5,509	16,949	16,195
Occupancy and equipment expense, net	1,548	1,420	4,610	4,350
Cardholder/merchant processing	292	273	816	743
Supplies expense	266	178	754	717
Telephone expense	187	172	560	526
Other real estate owned expense, net	12	11	30	118
Amortization of core deposit intangibles	225	266	675	797
Other expenses	2,364	2,425	6,708	6,809

Total noninterest expense	10,350	10,254	31,102	30,255

Income before income tax expense	4,867	7,047	17,651	20,706
Income tax expense	1,582	2,383	5,853	6,994

Net income	$3,285	4,664	11,798	13,712

Other comprehensive income (loss), net of income tax expense (benefit):
Gross unrealized gains (losses) on available-for-sale securities	1,873	2,149	(416)	103
Less: Reclassification adjustment for (gains) losses included in net income	—	—	—	(25)

Other comprehensive income (loss)	1,873	2,149	(416)	78
Comprehensive income	$5,158	6,813	11,382	13,790

Basic earnings per share	$0.45	0.64	1.60	1.87

Diluted earnings per share	$0.44	0.63	1.59	1.85

Dividends declared per share	$0.21	0.21	0.63	0.61

Average number basic shares outstanding	7,369,004	7,342,560	7,361,328	7,331,486

Average number diluted shares outstanding	7,440,074	7,425,014	7,441,423	7,410,368

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FNB Corporation and subsidiaries

Nine Months Ended September 30, 2007 and 2006

In thousands

(Unaudited)

	September 30, 2007	September 30, 2006
Operating activities:
Net income	$11,798	$13,712
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	2,301	1,341
Depreciation and amortization of premises and equipment	1,863	1,798
Amortization of core deposit intangibles	675	797
Stock-based compensation expense	419	266
Amortization of security premiums and accretion of discounts, net	(141)	182
(Gain) on sale of securities, net	—	(25)
(Gain) loss on disposition of property and other real estate	(93)	81
Decrease (increase) in mortgage loans held for sale	9,912	(5,635)
(Increase) decrease in other assets	(882)	18
Increase in accrued expenses and other liabilities	1,419	1,453

Net cash provided by operating activities	27,271	13,988

Investing activities:
Proceeds from calls and maturities of securities available-for-sale	26,147	31,742
Proceeds from calls and maturities of securities held-to-maturity	346	661
Purchase of securities available-for-sale	(54,730)	(59,716)
Net decrease (increase) in loans	44,561	(11,849)
Proceeds from sales of fixed assets and other real estate owned	677	312
Recoveries on loans previously charged off	671	381
Payments for purchase of premises and equipment	(4,054)	(3,231)

Net cash provided by (used in) investing activities	13,618	(41,700)

Financing activities:
Net increase in demand and savings deposits	4,999	8,918
Net (decrease) increase in time deposits	(7,776)	28,754
Net decrease in Federal Home Loan Bank advances	(10,235)	(15,290)
Net increase (decrease) in other borrowings	1,192	(6,532)
Stock options exercised	234	367
Dividends paid	(4,647)	(4,478)

Net cash (used in) provided by financing activities	(16,233)	11,739

Net increase (decrease) in cash and cash equivalents	24,656	(15,973)
Cash and cash equivalents:
Beginning of the period	47,477	47,089

End of the period	$72,133	$31,116

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FNB Corporation and subsidiaries

September 30, 2007 and 2006

In thousands, except percent, share and per share data

(Unaudited)

(1)	Basis of Presentation

In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments, consisting of normal recurring adjustments, necessary to present fairly the consolidated balance sheet of FNB Corporation and subsidiaries (referred to herein as “FNB”) as of September 30, 2007; the consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2007 and 2006, and the consolidated statements of cash flows for the nine months ended September 30, 2007 and 2006.

Financial statements and notes are presented in accordance with the instructions for Form 10-Q. The information contained in the footnotes included in FNB’s 2006 Annual Report on Form 10-K should be referred to in connection with the reading of these unaudited interim consolidated financial statements. The consolidated balance sheet as of December 31, 2006 has been extracted from the audited financial statements included in FNB’s 2006 Annual Report on Form 10-K.

Interim financial performance is not necessarily indicative of performance for the full year.

(2)	Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Stock Compensation Plans

At September 30, 2007 FNB had a stock-based compensation plan (the “Plan”) approved by shareholders and designed to provide incentives to current and prospective employees and non-employee directors of FNB and its subsidiaries. Under the Plan, FNB may award incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock to eligible participants.

Stock options

FNB may award both incentive stock options and non-qualified stock options. Options granted under FNB’s Plan generally expire ten years after the date of grant and are granted at or above the fair market value (closing price) of the stock on the date of grant. Generally, an option will vest over a four year period. If the merger between FNB and Virginia Financial Group, Inc. (referred to herein as “VFG”) is consummated, however, accelerated vesting of outstanding options will occur pursuant to change in control provisions.

FNB uses the Black-Scholes model to calculate fair values of options awarded. This model requires assumptions as to expected volatility, dividends, terms, and risk-free interest rates. Assumptions used for the periods covered herein are outlined in the table below:

Nine Months Ended September 30, 2007
Expected volatility	32.69%
Expected dividend	2.27%
Expected term (years)	6.25
Risk-free interest rate	4.73%

Expected volatilities are based on historical volatility trends of FNB’s stock and other factors. Expected dividends reflect actual dividends paid on FNB’s stock. Expected term represents the period of time that options granted are expected to be outstanding. The risk-free interest rate is based on the U.S Treasury yield curve in effect at the time of grant for the appropriate life of each option.

The following table presents the activity of FNB’s outstanding stock options, for the nine month period ended September 30, 2007:

Stock Options:	Number of Shares	Weighted Average Price per Share	Weighted Average Remaining Contractual Terms	Aggregate Intrinsic Value
Options outstanding, December 31, 2006	215,520	$19.83		$2,210
Options granted	21,650	$36.97		—
Options exercised	(13,376)	$17.50		—
Options forfeited	—	—		—
Options expired	—	—		—

Options outstanding, September 30, 2007	223,794	$21.63	5.13	$2,042
Exercisable at September 30, 2007	202,144	$19.99	4.45	$2,042
Unexercisable at September 30, 2007	21,650	$36.97	9.40	$—

The following table presents the values of option grants and exercises for the three-month and nine-month periods ended September 30, 2007:

	Three Months Ended September 30, 2007	Nine Months Ended September 30, 2007
Grant date weighted average fair value per share of options granted during the period	$—	$36.97
Total intrinsic value of options exercised during the period	79	224

Stock awards

Unrestricted stock granted without performance-based restrictions vests immediately. Restricted stock awards granted without performance-based restrictions vest in annual installments over periods ranging from one to five years commencing on the date of the grant. The vesting schedules are intended to encourage officers, directors, and employees to make long-term commitments to FNB. If the merger between FNB and VFG is consummated, however, accelerated vesting of outstanding restricted stock awards will occur pursuant to change in control provisions.

For the quarter ended September 30, 2007, FNB awarded 65 shares of unrestricted stock valued at $2 thousand. Fair value for unvested restricted shares is determined based on the closing price of FNB’s stock on the grant date.

A summary of the status of FNB’s unvested restricted shares for the three months ended September 30, 2007 is presented below:

Unvested Shares:	Number of Shares	Weighted Average Price per Share
Outstanding, June 30, 2007	13,276
Granted	65
Vested	(1,244)	$30.81
Forfeited	—

Outstanding, September 30, 2007	12,097

A summary of the status of FNB’s unvested restricted shares for the nine months ended September 30, 2007 is presented below:

Unvested Shares:	Number of Shares	Weighted Average Price per Share
Outstanding, December 31, 2006	13,258
Granted	2,765
Vested	(3,926)	$34.48
Forfeited	—

Outstanding, September 30, 2007	12,097

(4)	Allowance for Loan Losses and Impaired Loans

A loan is considered impaired when, in management’s judgment, FNB will probably not be able to collect all amounts due according to the contractual terms of the loan. In making such assessment, management considers the individual strength of borrowers, trends in particular industries, the payment history of individual loans, the value and marketability of collateral and general economic conditions.

FNB’s methodology for evaluating the collectibility of a loan after it is deemed to be impaired does not differ from the methodology used for nonimpaired loans.

A summary of the changes in the allowance for loan losses (including allowances for impaired loans) follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Balance at beginning of period	$13,886	14,421	13,920	14,412
Provisions for loan losses	1,623	354	2,301	1,341
Loan recoveries	314	75	671	381
Loan charge-offs	(4,189)	(261)	(5,258)	(1,545)

Balance at end of period	$11,634	14,589	11,634	14,589

Nonperforming assets consist of the following:

	September 30, 2007	December 31, 2006
Nonaccrual loans	$13,759	5,074
Other real estate owned	973	637
Loans past due 90 days or more	567	362

Total nonperforming assets	$15,299	6,073

FNB was committed to lend $1,059 to a customer whose loans were classified as nonperforming at September 30, 2007.

(5)	Short Term Borrowings and Long Term Debt

Securities sold under agreements to repurchase (repurchase agreements) at September 30, 2007 and December 31, 2006 were collateralized by investment securities controlled by FNB with a book value of $1,998 and $1,998, respectively.

Advances from the Federal Home Loan Bank of Atlanta totaled $52,399 and $62,634 at September 30, 2007 and December 31, 2006, respectively. The interest rates on the advances as of September 30, 2007 range from 3.76% to 7.26% with a weighted average rate of 5.20% and have maturity dates through June 7, 2010. The advances are collateralized under a blanket floating lien agreement whereby FNB gives a blanket pledge of residential first mortgage loans.

(6)	Proposed Merger

As previously announced, on July 26, 2007, FNB entered into a definitive agreement with VFG to combine in a merger of equals transaction, creating the largest independent bank holding company headquartered in the Commonwealth of Virginia. FNB and VFG will consolidate their banking subsidiaries into one state-chartered bank.

Under the terms of the merger agreement, FNB shareholders will receive 1.5850 shares of common stock of the combined company for each of their shares of FNB common stock, with each share of VFG common stock becoming one share of common stock of the combined company. Each option to purchase a share of FNB common stock outstanding immediately prior to the effective date of the merger will be converted into an option to purchase shares of common stock of the combined company, adjusted for the 1.5850 exchange ratio.

In the merger agreement, FNB and VFG have each agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, to enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

In connection with entering into the merger agreement, FNB and VFG entered into separate reciprocal stock option agreements (referred to herein as the “Option Agreements”), pursuant to which each company granted to the other a stock option (referred to herein as an “Option”) to purchase up to 19.9% of its total outstanding common shares. Neither of the Options is currently exercisable and, pursuant to the terms of the Option Agreements, will only become exercisable upon the occurrence of certain events relating to a third party acquisition proposal relating to the issuer of the shares covered by the respective Option. Each company’s total realizable value under the Option it has been granted is subject to a cap of $11,750. Under certain circumstances, each of the companies may be required to repurchase for cash the applicable Option or the shares acquired pursuant to the exercise of such Option.

The merger is subject to customary closing conditions, including approval by VFG’s and FNB’s shareholders and by both companies’ regulators. The Federal Reserve Board approved the proposed merger on October 12, 2007, and the Virginia State Corporation Commission approved the proposed merger on November 1, 2007. Approval of both companies’ shareholders is still pending. The merger is expected to be completed during the last quarter of 2007.